Exhibit 99.2

June Quarter 2022 Supplemental Information July 13, 2022 Additional Metrics for Financial Modeling – 3Q 2022 Total Revenue 1 $12.6 - $13.1 billion Third - party refinery sales 2 $1.4 - $1.6 billion Profit sharing expense $180 - $220 million Non - operating expense 1 $180 - $200 million Tax Rate ~24% Diluted Share Count ~642 million (1) Non - GAAP measure (2) Third - party refinery sales are excluded from Total Revenue. See explanation below Third - Party Refinery Sales Third - party refinery sales are excluded from Total Revenue because they are not indicative of the trends in our airline business. Third - party refinery sales are at or near cost and as such, the recorded margin on these sales is de minimis . Profit Sharing Delta’s broad - based employee profit sharing program pays 10% of the company’s adjusted annual profit to all eligible employees up to $2.5 billion and 20% above that amount. Delta incurs employer taxes and other costs which add 2 to 2.5% at the 10% level and 3 to 4% at the 20% level. Adjusted annual profit is calculated as the company’s annual pre - tax income before profit sharing expense, special items, and certain other items. Profit sharing expense is accrued at a blended rate based on the company’s estimated profitability for the full year, weighted by each period's relative profit. Any losses must be fully recovered before profit sharing expense begins accruing.

Forward Looking Statements Statements made in this presentation that are not historical facts, including statements regarding our estimates, expectation s, beliefs, intentions, projections, goals, aspirations, commitments or strategies for the future, should be considered “forward - looking statements” under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such statements are not guarantees or promised outcomes and should not be construed as such. All forward - looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the estimates, expectations, beliefs, intentions, projections, goals, aspirations, commitments and strategies reflected in or suggested by the forward - looking statements. These risks and uncertainties include, but are not limited to, the material adverse effect that the COVID - 19 pandemic has had on our business; the impact of incurring significant debt in response to the pandemic; failure to comply with the financial and other covenants in our financing agreements; the possible effects of accidents involving our aircraft or aircraft of our airline partners; breaches or lapses in the security of technology systems on which we rely and of the data stored within them, as well as compliance with ever - evolving global privacy and security regulatory obligations; disruptions in our information technology infrastructure; our dependence on technology in our operations; our commercial relationships with airlines in other parts of the world and the investments we have in certain of those airlines; the effects of a significant disruption in the operations or performance of third parties on which we rely; failure to realize the full value of intangible or long - lived assets; labor issues; the effects of weather, natural disasters and seasonality on our business; changes in the cost of aircraft fuel; extended disruptions in the supply of aircraft fuel, including from Monroe En ergy, LLC ("Monroe"), a wholly owned subsidiary of Delta; failure or inability of insurance to cover a significant liability at Monroe’s Trainer refinery; failure to comply with existing and future environmental regulations to which Monroe’s refinery operations are subject, including costs related to compliance with renewable fuel standard regulations; our ability to retain senior management and other key employees, and to maintain our company culture; significant damage to our reputation and brand, including from exposure to significant adverse publicity or inability to achieve certain sustainability goals; the effects of terrorist attacks, geopolitical conflict or security events; competitive conditions in the airline industry; extended interruptions or disruptions in service at major airports at which we operate or significant problems associated with types of aircraft or engines we operate ; the effects of extensive government regulation we are subject to; the impact of environmental regulation, including but not limited to increased regulation to reduce emissions and other risks associated with climate change, and the cost of compliance with more stringent environmental regulations; and unfavorable economic or political conditions in the markets in which we operate or volatility in currency exchange rates. Additional information concerning risks and uncertainties that could cause differences between actual results and forward - looking statements is contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10 - K for the fiscal year ended December 31, 2021 and our Quarterly Report on Form 10 - Q for the quarterly period ended March 31, 2022. Caution should be taken not to place undue reliance on our forward - looking statements, which represent our views only as of the date of this presentation, and which we undertake no obligation to update except to the extent required by law . Delta is not able to reconcile certain forward looking non - GAAP financial measures without unreasonable effort because the adjusting items will not be known until the end of the indicated future periods and could be significant.